SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                            ------------------------

                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 30, 2003

                             Optimal Robotics Corp.
             (Exact Name of Registrant as Specified in its Charter)

                                     Canada
                 (State or Other Jurisdiction of Incorporation)

        0-28572                                           98-0160833
(Commission File Number)                       (IRS Employer Identification No.)

         4700 de la Savane, Suite 101, Montreal, Quebec, Canada H4P 1T7
          (Address of Principal Executive Offices, Including Zip Code)

                                 (514) 738-8885
              (Registrant's Telephone Number, Including Area Code)


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This Amendment No. 1 to the Current Report on Form 8-K of Optimal Robotics Corp.
(the "Registrant") amends and restates in its entirety the Current Report on Form 8-K of the Registrant, dated September 30, 2003, and filed with the Securities and Exchange Commission on October 15, 2003. This Amendment No. 1 is being filed to correct an inadvertent typographical error contained in the second sentence under Item 7 of the Form 8-K. The calendar date in the second sentence of Item 7 of the Form 8-K has been revised to read "December 12, 2003." No other revisions have been made.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      On September 30, 2003, pursuant to an asset purchase agreement dated the same date, Optimal Services Group Inc., which is a Canadian wholly owned subsidiary of the Registrant, acquired the services business of RBA Inc., a privately held company based in Montreal. The net cost of the acquisition was approximately CDN$10.0 million, which was funded through a credit facility arranged with Royal Bank of Canada. The purchase price for the acquired assets was established by negotiation between the parties, and was paid by Optimal Services Group Inc. in part by cash and in part by the assumption of liabilities of RBA Inc.

      The acquired assets consist of substantially all of the assets used by RBA in its hardware maintenance outsourcing services business, including, without limitation, all inventories, movable property and equipment, accounts receivable and vehicle and immovable property leases, as well as all intangible property including the goodwill related to the business. Optimal Services Group Inc., which is part of the Registrant's service organization, will use the acquired assets to carry on the business formerly carried on by RBA Inc. The acquisition of the RBA business increases the service offerings and expands the customer base and markets of the Registrant's service organization.

      Neither RBA Inc. nor any of its officers or directors has any material relationship with the Registrant or any of its affiliates, any director or officer of the Registrant or any associate of any such director or officer.

ITEM  7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      The Registrant has not secured the right to publish the financial statements of RBA Inc. and might not succeed in its efforts to secure such right. In the event that such right is secured, the financial statements to be filed pursuant to this Item 7 will be filed on or prior to December 12, 2003.

                                   SIGNATURES:

      Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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Dated: October 16, 2003                        Optimal Robotics Corp.
                                               (Registrant)


                                               By: /s/ Holden L. Ostrin
                                                   --------------------------
                                                   Holden L. Ostrin
                                                   Co-Chairman